UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2857

Name of Fund: High Income Portfolio of Merrill Lynch Bond Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, High Income Portfolio of Merrill Lynch Bond Fund, Inc., 800
     Scudders Mill Road, Plainsboro, NJ, 08536.  Mailing address:
     P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 09/30/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


High Income Portfolio of
Merrill Lynch Bond Fund, Inc.


Annual Report
September 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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High Income Portfolio of Merrill Lynch Bond Fund, Inc.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations. Although the most impressive earnings results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate three times in the past several months, from 1% to 1.75%. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

While any market jitters associated with the presidential election should subside after November, the effect of oil prices is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical crises are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, fixed income markets provided modestly positive results. For the six-month and 12-month periods ended September 30, 2004, the Lehman Brothers Aggregate Bond Index returned +.68% and +3.68%, respectively; the Credit Suisse First Boston High Yield Index returned +4.30% and +13.32%; and the Citigroup Three-Month Treasury Bill Index returned +.56% and +1.04%. In terms of yield, the 10-year Treasury note recorded a yield of 4.14% at September 30, 2004, versus 3.96% at September 30, 2003. The three-month Treasury bill's yield was 1.71% at period-end, compared to .95% a year earlier.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



A Discussion With Your Portfolio Manager


The Portfolio provided positive returns for the fiscal year, outperforming its comparable Lipper category of High Current Yield Funds.


How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2004, the Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +12.35%, +11.77%, +11.72% and +12.63%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 8 - 11 of this report to shareholders.) For the same period, the benchmark Credit Suisse First Boston (CSFB) High Yield Index returned +13.32% and the Lipper High Current Yield Funds category posted an average return of +11.27%. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

The Portfolio provided positive returns for the year, out-performing its Lipper category average but modestly underperforming the benchmark CSFB High Yield Index. Performance was highly competitive for the majority of the fiscal year, but was hampered in the last three months of the period by a modest short in Treasury futures, a relatively large cash position and certain security selections.

Prior to the fourth fiscal quarter, we increased our cash position and added to a short position in U.S. Treasury futures in anticipation of rising interest rates (and falling bond prices).
The Federal Reserve Board (the Fed) began tightening monetary policy in June 2004 with a 25 basis point (.25%) increase in the Federal Funds rate. This was followed by two more interest rate hikes in August and September, bringing the target rate to 1.75% after holding at a historic low of 1% since June 2003. When the Fed starts increasing short-term interest rates, one would expect long-term yields to move higher. In anticipation of Fed moves, the 10-year Treasury yield increased in the second quarter of 2004 from 3.86% at March 31 to a high of 4.89% at June 14. In the third quarter, however, Treasury securities rallied as their yields fell, and the 10-year Treasury note ended the period with a yield of 4.14%. Under the circumstances, the Portfolio's cash reserves and short position in Treasury issues were a detriment in the final three months.

In terms of security selection, we had disappointing results from airlines and utility holdings. Nevertheless, holdings in the chemical, paper, wireless and broadcasting sectors contributed positively to absolute and relative performance. In addition, we took advantage of the healthy new-issue calendar, which provided favorable attribution over the past 12 months. Also making a significant contribution to performance were our investments in emerging market securities, which outperformed the high yield market as a whole. Notable areas of strong performance were Brazilian sovereign and corporate issues.


Describe conditions in the high yield market during the period.

In general, the high yield market remained strong throughout the fiscal period, providing one of the best one-year returns of any fixed income asset class as of September 30, 2004. The market gleaned support from a continued strong economy for much of the period, a decline in default rates by high yield issuers and robust demand for the asset class on the part of both domestic and foreign investors.

The new-issue calendar remained active throughout the year. As of September 30, year-to-date new issuance totaled some $104.2 billion in 414 transactions, with the majority of the proceeds used for bank loan and other debt repayment. The default rate of high yield corporate borrowers continued to decline throughout the period. As reported by Moody's, the default rate fell sharply from 8.5% at the end of 2002 to under 4% at the beginning of 2004, to just 2% as of September 30. This trend, coupled with a healthy economy and muted inflation, has encouraged investment demand for the high yield borrowing sector.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



What changes were made to the Portfolio during the year?

Turnover was active, at around 100% throughout the 12-month period. We eliminated or trimmed positions that we believe realized their potential during the period while also weeding out holdings that did not, in our view, qualify for continued inclusion.

After entering 2004 in a fully invested position, we began selling securities heavily in mid January in anticipation of a market decline. We maintained a fairly healthy cash position from that point forward in an effort to ready the Portfolio to reduce overall market exposure and take advantage of opportunities as they presented themselves. We actively traded emerging market securities throughout the year, especially Brazilian sovereign and corporate securities, which have been quite volatile.

Throughout the year, our participation in the new-issue market provided additional yield opportunities for the Portfolio. We believe the new-issue calendar will continue to be heavy in the months ahead as investment bankers and their clients move to take advantage of market receptivity to new financings and the large supply of funds committed to high yield investing, both domestic and international. Also, many corporations are accelerating their financings in anticipation of higher short- and long-term interest rates. We will continue to carefully review the new-issue calendar for compelling opportunities, and intend to participate selectively as we identify value.


How would you characterize the Portfolio's position at the close of the period?

We believe the Portfolio is positioned to outperform Treasury issues in the coming fiscal year, with the potential to extract a high single-digit return from the high yield market. Although we do not expect the asset class to deliver the soaring total returns that it did in the 2002-2003 fiscal year, we do anticipate that the high yield sector will offer a competitive return relative to other fixed income alternatives.

On balance, we believe the economy will continue its growth into 2005. In our view, the economic "soft patch" that prompted the surprisingly low Treasury yields in recent months reflects the negative psychological impact associated with high oil prices, election uncertainties, continued upheaval in Iraq and concerns over terrorism. Based on analytical reviews and discussions with managements of companies in our portfolios, as well as others that are classified as high yield issuers, the consensus view is that the economy should continue to grow at a gradual pace. This would be supportive of good results from companies in the high yield sector, which also could be reflected in an even lower default rate going forward. Lending further support to the high yield asset class is the fact that demand continues to be strong. Substantial capital is being committed to the marketplace given the perceived relative total return opportunity. At the same time, foreign liquidity and the need for high-yielding assets are fueling demand for high yield product.

Our strategy is to continue repositioning the Portfolio, focusing on the single-B sector and issues with greater liquidity. We believe the high yield sector will produce a highly competitive total return in 2004 and again in 2005, but expect the market may experience considerable volatility along the way, thereby providing trading opportunities. We plan to concentrate on the segment of the market that we believe will be less susceptible to price/yield pressure from Treasury and high-grade corporate issues, and intend to look for and invest in those issues and sectors that we believe offer incremental value.

Given the expectation for rising interest rates and market volatility, we believe it is appropriate to carry a cash position of 5%-15% of net assets, depending on our view of the market, and will continue to be short in Treasury futures to offset market weakness associated with anticipated increases in Treasury yields.


B. Daniel Evans
Vice President and Portfolio Manager


October 13, 2004



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Portfolio Information
                                                                                                                 Percent of
As of September 30, 2004                                                                                         Net Assets
Ten Largest Corporate Bond Holdings

Qwest Communications       Qwest Communications is the incumbent phone operator (ILEC) for most of the Midwest
International Inc.*        United States. Having endured a lengthy period of accounting scandals, SEC reviews and financial distress, the new management team has brought the company back to sustainability. Qwest lags its peers in product offering, but has stepped up these efforts of late. The balance sheet has largely delevered from asset sales and cost cutting. Today, debt sits at 4.8 times cash flow, while the enterprise valuation is
                           6.5 times.                                                                                  2.1%


Orion Refining             Orion Refining has sold its only asset, a Norco, Louisiana oil refinery, to Valero
Corporation                Energy for approximately $500 million. While Orion's total debt was over $1 billion, we expect that the first lien on certain assets of Orion securing our bond will provide
                           for recovery of most of the principal bond amount.                                          1.6


Calpine Corporation*       Calpine has, perhaps more than any other merchant energy company, been negatively impacted by the existing combination of generation oversupply and high gas prices.
                           This situation has led to a reduction in average spark spreads, and consequently overall revenues, in many of the regions that the company operates in. It appears that
                           Calpine has adequate short term liquidity to complete its immediate capital expansion plan. This, along with expected near-neutral cash flows for 2004 and 2005, should
                           enable the company to weather the current downturn in power prices.                         1.6


Companhia Siderurgica      CSN is one of Brazil's largest fully integrated steel manufacturers in Latin America
Nacional (CSN)*            and is one of the lowest cost steel producers in the world. CSN has 5.8 million tons of steel production capacity, owns 1.9 billion tons of iron ore reserves and generates
                           60% of its own electricity. Through affiliates it also controls a 32% stake in a railroad. In 2003, the company generated $2.5 billion of revenue and $940 million of
                           EBITDA. Leverage totaled $2.8 billion.                                                      1.5


Republic of Brazil         Brazil credit fundamentals have continued to improve in 2004 following the Labor government's ambitious program of long delayed pro-market reforms whose implementation began in 2003. This year, Brazil has benefited from lower local inflation and a surge in investment and pent-up domestic consumption. Growth has boosted the government support in recent elections, providing further support for the reform and austerity agenda. Brazil's commodity-intensive exports have benefited from world demand and rising prices, resulting in a growing current account surplus and foreign reserves,
                           which has allowed a significant reduction in the government's dollar linked debt.           1.5


Star Gas Partners LP       Star Gas is a leading heating oil and propane distributor. Star Gas public equity and bonds traded lower on the company's announcement that customer losses as a result of poor service and high heating oil prices will lead to the elimination of cash distributions to partnership equity investors. Negotiations necessary to the survival of the company are now underway with working capital lenders so that Star Gas can
                           borrow to buy heating oil for the winter heating season.                                    1.5


Commonwealth Brands, Inc.* Commonwealth Brands is a low-cost manufacturer of cigarettes, including the USA Gold,
                           Bull Durham, Malibu and Montclair brands.                                                   1.5


HMP Equity Holdings        Huntsman's earnings have stabilized and are expected to improve. Demand for Huntsman's
Corporation*               products has improved significantly with better economic activity, however high benzene and other crude oil derivative prices will probably keep profit improvements from reaching their full potential in 2004. The company announced that they expect to pursue
                           an IPO with proceeds going to repay HMP Equity debt.                                        1.4


Frontline                  Ship Finance International Limited is a subsidiary of oil tanker company Frontline that
                           serves as a captive lessor of vessels.                                                      1.3


PolyOne Corporation*       PolyOne is a leading producer of plastic compounds used to manufacture plastic consumer goods, building materials and a variety of industrial goods. PolyOne has sold assets, reduced costs and improved earnings and cash flow, resulting in a significantly improved credit profile. While PolyOne has benefited from improved manufacturing activity in 2004, a significant portion of the earnings improvement
                           is attributable to the cost-cutting measures.                                               1.2

* Includes combined holdings and/or affiliates.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Portfolio Information (concluded)


As of September 30, 2004


Quality Ratings* by                           Percent of
Standard & Poor's/Moody's              Total Investments

A/A                                                0.5%
BBB/Baa                                            3.0
BB/Ba                                             19.2
B/B                                               45.8
CCC/Caa or lower                                  11.8
NR (Not Rated)                                     6.1
Other**                                           13.6

* In cases where bonds are rated differently by Standard & Poor's
   Corporation and Moody's Investors Service, Inc., bonds are categorized to the higher of the two ratings.

** Includes portfolio holdings in common stocks, preferred stocks, other interests, warrants and short-term securities.



                                              Percent of
Five Largest Industries*                      Net Assets

Chemicals                                          7.6%
Energy--Other                                      6.1
Telecommunications                                 5.2
Paper                                              5.1
Food/Tobacco                                       4.8


* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions, if any, or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Performance Data (continued)


Recent Performance Results
                                                                                  10-Year/
                                                6-Month        12-Month       Since Inception    Standardized
As of September 30, 2004                      Total Return   Total Return       Total Return     30-day Yield
High Income Portfolio Class A Shares*            +3.61%         +12.35%            +80.53%           6.23%
High Income Portfolio Class B Shares*            +3.34          +11.77             +70.92            5.96
High Income Portfolio Class C Shares*            +3.32          +11.72             +70.68            5.91
High Income Portfolio Class I Shares*            +3.74          +12.63             +84.42            6.46
CSFB High Yield Index**                          +4.30          +13.32        +118.60/+118.45         --
Merrill Lynch High Yield Master Index**          +3.72          +12.23        +116.68/+116.75         --
Ten-Year U.S. Treasury Securities***             -0.05          + 3.14        +107.45/+109.22         --

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10 year/since inception periods are for 10 years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.

 ** These unmanaged market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower. Ten-year/since inception total returns for CSFB High Yield Index are for 10 years and from
    10/31/94. Ten-year/since inception total returns for Merrill Lynch High Yield Master Index are for
    10 years and from 10/21/94.

*** Ten-year/since inception total returns are for 10 years and from 10/21/94.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Performance Data (continued)



TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s High Income Portfolio++ Class A and Class C Shares* compared to a similar investment in Credit Suisse First Boston High Yield Index++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s High Income Portfolio++
Class A Shares*

Date                       Value

10/21/1994**             $ 9,600.00
September 1995           $10,881.00
September 1996           $12,170.00
September 1997           $13,909.00
September 1998           $13,030.00
September 1999           $13,765.00
September 2000           $14,066.00
September 2001           $12,367.00
September 2002           $11,674.00
September 2003           $15,427.00
September 2004           $17,331.00


ML Bond Fund, Inc.'s High Income Portfolio++
Class C Shares*

Date                       Value

10/21/1994**             $10,000.00
September 1995           $11,289.00
September 1996           $12,539.00
September 1997           $14,252.00
September 1998           $13,294.00
September 1999           $13,966.00
September 2000           $14,170.00
September 2001           $12,388.00
September 2002           $11,627.00
September 2003           $15,278.00
September 2004           $17,068.00


Credit Suisse First Boston High Yield Index++++

Date                       Value

10/21/1994**             $10,000.00
September 1995           $11,397.00
September 1996           $12,625.00
September 1997           $14,609.00
September 1998           $14,533.00
September 1999           $15,107.00
September 2000           $15,396.00
September 2001           $14,638.00
September 2002           $15,055.00
September 2003           $19,277.00
September 2004           $21,845.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Portfolio invests principally in fixed income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.

++++ This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated
     BBB or below. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.

    Past performance is not predictive of future results.


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/04                  +12.35%           +7.86%
Five Years Ended 9/30/04                + 4.72            +3.86
Inception (10/21/94)
through 9/30/04                         + 6.12            +5.69

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


                                       Return             Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/04                  +11.72%          +10.72%
Five Years Ended 9/30/04                + 4.09           + 4.09
Inception (10/21/94)
through 9/30/04                         + 5.52           + 5.52

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s High Income Portfolio++ Class B and Class I Shares* compared to a similar investment in Credit Suisse First Boston High Yield Index++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s High Income Portfolio++
Class B Shares*

Date                       Value

September 1994           $10,000.00
September 1995           $11,238.00
September 1996           $12,490.00
September 1997           $14,220.00
September 1998           $13,253.00
September 1999           $13,929.00
September 2000           $14,162.00
September 2001           $12,387.00
September 2002           $11,633.00
September 2003           $15,292.00
September 2004           $17,092.00


ML Bond Fund, Inc.'s High Income Portfolio++
Class I Shares*

Date                       Value

September 1994           $ 9,600.00
September 1995           $10,871.00
September 1996           $12,174.00
September 1997           $13,949.00
September 1998           $13,115.00
September 1999           $13,889.00
September 2000           $14,205.00
September 2001           $12,516.00
September 2002           $11,869.00
September 2003           $15,720.00
September 2004           $17,705.00


Credit Suisse First Boston High Yield Index++++

Date                       Value

September 1994           $10,000.00
September 1995           $11,405.00
September 1996           $12,634.00
September 1997           $14,620.00
September 1998           $14,544.00
September 1999           $15,118.00
September 2000           $15,407.00
September 2001           $14,649.00
September 2002           $15,066.00
September 2003           $19,291.00
September 2004           $21,860.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ The Portfolio invests principally in fixed income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.

++++ This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated
     BBB or below.

     Past performance is not predictive of future results.


Average Annual Total Return


                                       Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/04                  +11.77%           +7.77%
Five Years Ended 9/30/04                + 4.18            +3.91
Ten Years Ended 9/30/04                 + 5.51            +5.51



 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 9/30/04                  +12.63%           +8.13%
Five Years Ended 9/30/04                + 4.97            +4.12
Ten Years Ended 9/30/04                 + 6.31            +5.88

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2004 and held through September 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                                           Ending       During the Period*
                                                       Beginning       Account Value     April 1, 2004 to
                                                     Account Value     September 30,      September 30,
                                                     April 1, 2004          2004               2004
Actual

Class A                                                  $1,000          $1,036.10               $4.73
Class B                                                  $1,000          $1,033.40               $7.37
Class C                                                  $1,000          $1,033.20               $7.62
Class I                                                  $1,000          $1,037.40               $3.46

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,020.35               $4.70
Class B                                                  $1,000          $1,017.75               $7.31
Class C                                                  $1,000          $1,017.50               $7.57
Class I                                                  $1,000          $1,021.60               $3.44


 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (.93% for Class A, 1.45% for Class B, 1.50% for Class C and .68% for Class I), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 366.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004

Schedule of Investments

                  S&P          Moody's        Face                                                              Value
Industry**        Ratings+++   Ratings+++   Amount    Corporate Bonds                                     (in U.S. dollars)
Aerospace &           BB-      Ba3   US$ 2,025,000    L-3 Communications Corporation, 6.125% due
Defense--0.2%                                         7/15/2013                                             $     2,050,313
                      B-       Caa1      1,700,000    Standard Aero Holdings, Inc., 8.25% due
                                                      9/01/2014 (f)                                               1,759,500
                                                                                                            ---------------
                                                                                                                  3,809,813

Airlines--1.4%        BB       B1       20,550,000    American Airlines, Inc., 7.80% due 4/01/2008               17,091,453
                      B+       B2        1,876,682    Continental Airlines, Inc., 6.541% due 9/15/2009++++        1,618,082
                      CCC-     Ca        9,150,000    Evergreen International Aviation, Inc., 12% due
                                                      5/15/2010                                                   5,490,000
                                                    ++Piedmont Aviation, Inc.:
                      NR*      NR*       1,985,000        Series E, 10.30% due 3/28/2007                                  0
                      NR*      NR*       1,950,000        Series F, 10.35% due 3/28/2011                                  0
                      NR*      NR*       1,500,000        Series H, 10% due 11/08/2012                                    0
                      NR*      NR*       1,304,000        Series J, 10.05% due 5/13/2005                                  0
                      NR*      NR*       1,116,000        Series J, 10.10% due 5/13/2007                                  0
                      NR*      NR*       3,767,000        Series J, 10.10% due 5/13/2009                                  0
                      NR*      NR*       2,710,000        Series J, 10.15% due 5/13/2011                                  0
                      NR*      NR*       2,226,000        Series K, 10% due 5/13/2004 (c)                                 0
                      NR*      NR*       2,666,000        Series K, 10.10% due 5/13/2008                                  0
                      NR*      NR*       2,550,000        Series K, 10.15% due 5/13/2010                                  0
                      NR*      NR*       2,582,229    US Airways Group, Inc., 4.28% due 1/01/2010 (k)(l)            593,913
                                                      US Airways, Inc. (i):
                      D        Caa3      1,092,000        Series 88F, 10.70% due 1/01/2003 (c)                      251,160
                      D        Caa3      1,092,000        Series 88G, 10.70% due 1/01/2003 (c)                      251,160
                      D        Caa3      1,092,000        Series 88H, 10.70% due 1/01/2003 (c)                      251,160
                      D        Caa3      1,092,000        Series 88I, 10.70% due 1/01/2003 (c)                      251,160
                      NR*      NR*       1,432,000        Series A, 10.70% due 1/15/2007                            329,360
                      NR*      NR*       1,815,000        Series C, 10.70% due 1/15/2007                            417,450
                      NR*      NR*       1,107,000        Series E, 10.70% due 1/15/2007                            254,610
                                                                                                            ---------------
                                                                                                                 26,799,508

Automotive--1.6%      CCC+     Caa1      6,550,000    Advanced Accessory Holdings Corp., 13.25% due
                                                      12/15/2011 (e)                                              2,620,000
                      B        B3        8,000,000    Asbury Automotive Group, Inc., 8% due 3/15/2014             7,880,000
                      B        Caa1     19,075,000    Metaldyne Corporation, 11% due 6/15/2012                   15,164,625
                      CCC+     B3        2,950,000    Remy International, Inc., 9.375% due 4/15/2012              2,891,000
                                                    ++Venture Holdings Company LLC:
                      NR*      NR*      20,000,000        11% due 6/01/2007                                         800,000
                      NR*      NR*       8,000,000        12% due 6/01/2009                                          10,000
                                                                                                            ---------------
                                                                                                                 29,365,625

Broadcasting--2.8%    B-       B2        1,325,000    Fisher Communications, Inc., 8.625% due 9/15/2014 (f)       1,378,000
                      D        Ca        8,000,000  ++Globo Comunicacoes e Participacoes SA, 10.50%
                                                      due 12/20/2006 (f)                                          5,760,000
                      CCC      B3       21,600,000    Granite Broadcasting Corporation, 9.75% due
                                                      12/01/2010                                                 19,980,000
                      CCC      Caa1     20,761,000    Paxson Communications Corporation, 12.25% due
                                                      1/15/2009 (e)                                              17,802,558
                      CCC+     Caa1      7,075,000    Young Broadcasting Inc., 8.75% due 1/15/2014                6,792,000
                                                                                                            ---------------
                                                                                                                 51,712,558

Cable--               NR*      Ca       13,000,000  ++Cable Satisfaction International, Inc., 12.75%
International--1.1%                                   due 3/01/2010                                               1,885,000
                      NR*      B1        7,000,000    Empresa Brasileira de Telecomunicacoes SA, 11% due
                                                      12/15/2008                                                  7,752,500
                      B        B2        9,550,000    Kabel Deutschland GmbH, 10.625% due 7/01/2014 (f)          10,409,500
                                                                                                            ---------------
                                                                                                                 20,047,000


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004

Schedule of Investments (continued)

                  S&P          Moody's        Face                                                              Value
Industry**        Ratings+++   Ratings+++   Amount    Corporate Bonds                                     (in U.S. dollars)
Cable--U.S.--4.8%     NR*      NR*   US$23,500,000  ++Adelphia Communications Corporation, 6% due
                                                      2/15/2006 (Convertible)                               $     6,345,000
                      CCC-     Caa1      3,000,000    CCH II, LLC, 10.25% due 9/15/2010                           3,063,750
                                                      CSC Holdings, Inc.:
                      BB-      B1        1,500,000        8.125% due 8/15/2009                                    1,593,750
                      BB-      B1        4,700,000        7.625% due 4/01/2011                                    4,952,625
                                                      Charter Communications Holdings, LLC:
                      CCC-     Ca        2,168,000        8.625% due 4/01/2009                                    1,685,620
                      CCC-     Ca        1,025,000        10% due 4/01/2009                                         830,250
                      CCC-     Ca       16,650,000        9.625% due 11/15/2009                                  13,111,875
                      B-       Caa2      7,850,000    Insight Communications Company, Inc., 13.48% due
                                                      2/15/2011 (e)                                               7,339,750
                      B+       B2        6,775,000    Insight Midwest, LP, 9.75% due 10/01/2009                   7,079,875
                      NR*      NR*      10,330,000  ++Loral Cyberstar, Inc., 10% due 7/15/2006                    8,160,700
                      B+       B2       14,250,000    PanAmSat Corporation, 9% due 8/15/2014 (f)                 14,820,000
                      CCC+     Caa1     18,100,000    Rainbow National Services LLC, 10.375% due
                                                      9/01/2014 (f)                                              18,959,750
                                                                                                            ---------------
                                                                                                                 87,942,945

Chemicals--7.6%       B-       B3       10,100,000    BCP Caylux Holdings Luxembourg SCA, 9.625% due
                                                      6/15/2014 (f)                                              10,908,000
                      B+       NR*       5,000,000    Braskem SA, 12.50% due 11/05/2008 (f)                       5,587,500
                      B        B1        9,575,000    Crompton Corporation, 9.875% due 8/01/2012 (f)             10,053,750
                      CCC+     NR*      27,075,000    HMP Equity Holdings Corporation, 18.569% due
                                                      5/15/2008 (e)                                              17,057,250
                                                      Huntsman International LLC:
                      B-       B3        4,200,000        9.875% due 3/01/2009                                    4,630,500
                      CCC+     Caa1      3,000,000        10.125% due 7/01/2009                                   3,150,000
                      B-       B3          950,000    Innophos, Inc., 8.875% due 8/15/2014 (f)                    1,011,750
                      BB-      Ba3      16,000,000    MacDermid, Inc., 9.125% due 7/15/2011                      17,840,000
                      BB-      B1       18,750,000    Millennium America Inc., 9.25% due 6/15/2008               20,671,875
                      BB-      B2       11,850,000    Omnova Solutions Inc., 11.25% due 6/01/2010                13,272,000
                                                      PolyOne Corporation:
                      B+       B3       12,200,000        10.625% due 5/15/2010                                  13,359,000
                      B+       B3        7,500,000        8.875% due 5/01/2012                                    7,650,000
                      B-       B3        8,300,000    Rockwood Specialties Group, Inc., 10.625% due
                                                      5/15/2011                                                   9,130,000
                      B-       Caa1      6,250,000    Terra Capital, Inc., 11.50% due 6/01/2010                   7,062,500
                                                                                                            ---------------
                                                                                                                141,384,125

Consumer--                                          ++Polysindo International Finance Company BV:
Non-Durables--1.0%    NR*      NR*       7,500,000        9.375% due 2/12/1999 (c)                                  600,000
                      NR*      Caa3     41,725,000        11.375% due 6/15/2006                                   3,338,000
                      NR*      Caa3     18,850,000        9.375% due 7/30/2007                                    1,508,000
                      CCC+     B2        7,075,000    Remington Arms Company, Inc., 10.50% due 2/01/2011          6,721,250
                      B-       B3          700,000    Riddell Bell Holdings, Inc., 8.375% due 10/01/2012 (f)        711,375
                      B-       B3        4,600,000    United Industries Corporation, 9.875% due 4/01/2009         4,807,000
                                                                                                            ---------------
                                                                                                                 17,685,625

Diversified           B        B3        4,700,000    Dex Media, Inc., 8% due 11/15/2013                          4,935,000
Media--2.9%           B        B2        7,717,000    Dex Media West LLC, 9.875% due 8/15/2013                    9,067,475
                      B-       Caa1     15,550,000    HM Publishing Corporation, 11.50% due
                                                      10/15/2013 (e)(f)                                           9,407,750
                      BBB-     Baa3     17,900,000    Liberty Media Corporation, 0.75% due
                                                      3/30/2023 (Convertible)                                    19,220,125
                      B        B1        4,748,000    PEI Holdings, Inc., 11% due 3/15/2010                       5,513,615
                      BB       B1          750,000    R.H. Donnelley Financial Corporation I, 8.875%
                                                      due 12/15/2010                                                847,500
                      B-       B3        4,475,000    Warner Music Group, 7.375% due 4/15/2014 (f)                4,631,625
                                                                                                            ---------------
                                                                                                                 53,623,090


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004

Schedule of Investments (continued)

                  S&P          Moody's        Face                                                              Value
Industry**        Ratings+++   Ratings+++   Amount    Corporate Bonds                                     (in U.S. dollars)
Energy--Exploration   NR*      NR*   US$36,000,000  ++Orion Refining Corporation, 13% due
& Production--1.6%                                    12/15/2003 (c)                                        $    28,800,000

Energy--Other--6.1%   NR*      Caa3     17,950,000    Energy Corporation of America, 9.50% due 5/15/2007         17,232,000
                      BBB      Baa2     10,700,000    Halliburton Company, 3.125% due 7/15/2023
                                                      (Convertible) (f)                                          12,184,625
                      CCC      B3       18,700,000    Ocean Rig Norway AS, 10.25% due 6/01/2008                  19,074,000
                      B-       B2        2,861,000    Parker Drilling Company, 10.125% due 11/15/2009             3,036,236
                      B-       Caa1      2,500,000    Petrobras Energia SA, 8.125% due 7/15/2010 (f)              2,493,750
                                                      Petrobras International Finance Company:
                      NR*      Ba1      18,000,000        7.75% due 9/15/2014                                    17,820,000
                      NR*      Ba1       5,000,000        8.375% due 12/10/2018                                   4,987,500
                      B        B3       25,075,000    Star Gas Partners, LP, 10.25% due 2/15/2013                27,457,125
                      D        Ca       19,692,000  ++Trico Marine Services, Inc., 8.875% due 5/15/2012           8,664,480
                                                                                                            ---------------
                                                                                                                112,949,716

Financial--1.4%       BB       Ba3      13,225,000    Crum & Forster Holdings Corp., 10.375% due 6/15/2013       14,117,687
                      B        B3       10,525,000    Refco Finance Holdings LLC, 9% due 8/01/2012 (f)           11,235,438
                                                                                                            ---------------
                                                                                                                 25,353,125

Food & Drug--0.5%     CCC+     B3       10,500,000    Duane Reade Inc., 9.75% due 8/01/2011 (f)                   9,922,500

Food/Tobacco--4.8%    B        B3        8,075,000    American Seafoods Group LLC, 10.125% due 4/15/2010          8,640,250
                      B        B2        1,625,000    Chiquita Brands International, Inc., 7.50% due
                                                      11/01/2014 (f)                                              1,625,000
                                                      Commonwealth Brands, Inc. (f):
                      B-       B2       11,750,000        9.75% due 4/15/2008                                    12,220,000
                      B-       B3       14,000,000        10.625% due 9/01/2008                                  14,560,000
                      NR*      Caa1     20,000,000  ++DGS International Finance Company BV, 10% due
                                                      6/01/2007 (f)                                                 400,000
                      CCC      B2        9,275,000    Doane Pet Care Company, 10.75% due 3/01/2010                9,901,062
                                                      Dole Food Company, Inc.:
                      B+       B2        6,550,000        7.25% due 6/15/2010 (f)                                 6,762,875
                      B+       B2        9,925,000        8.875% due 3/15/2011                                   10,793,437
                      CCC+     B3       16,950,000    Mrs. Fields Famous Brands, LLC, 11.50% due 3/15/2011       16,526,250
                      B-       Caa1     15,850,000    Tabletop Holdings, Inc., 12.301% due 5/15/2014 (e)(f)       8,242,000
                                                                                                            ---------------
                                                                                                                 89,670,874

Gaming--2.4%          B        B2       15,475,000    The Majestic Star Casino, LLC, 9.50% due 10/15/2010        15,784,500
                      BB-      Ba3      12,000,000    Mandalay Resort Group, 10.25% due 8/01/2007                13,620,000
                      BB-      Ba3       3,550,000    Mohegan Tribal Gaming Authority, 7.125% due
                                                      8/15/2014 (f)                                               3,718,625
                      B        B2        3,450,000    Resorts International Hotel And Casino, Inc.,
                                                      11.50% due 3/15/2009                                        3,967,500
                      B-       B2        2,250,000    Venetian Casino Resort, LLC, 11% due 6/15/2010              2,604,375
                      CCC+     B3        4,199,000    Wynn Las Vegas, LLC, 12% due 11/01/2010                     5,248,750
                                                                                                            ---------------
                                                                                                                 44,943,750

Government--          BB-      B1        8,000,000    Federal Republic of Brazil, 10.50% due 7/14/2014            8,908,000
Foreign--2.4%         BB-      B1       18,764,320    Republic of Brazil, 8% due 4/15/2014                       18,554,160
                      BB-      B1        7,500,000    Republic of Turkey, 7.25% due 3/15/2015                     7,392,975
                      B        B2       10,000,000    Republic of Venezuela, 9.375% due 1/13/2034                 9,880,000
                                                                                                            ---------------
                                                                                                                 44,735,135


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004

Schedule of Investments (continued)

                  S&P          Moody's        Face                                                              Value
Industry**        Ratings+++   Ratings+++   Amount    Corporate Bonds                                     (in U.S. dollars)
Health Care--2.9%     B-       B3    US$ 6,050,000    Alpharma, Inc., 8.625% due 5/01/2011 (f)              $     6,201,250
                      A-       NR*       7,900,000    Chiron Corporation, 2.75% due 6/30/2034
                                                      (Convertible) (f)                                           8,255,500
                      NR*      NR*       7,150,000    HealthSouth Corporation, Term A, due 1/16/2011              7,489,625
                      B-       B3        7,450,000    Team Health, Inc., 9% due 4/01/2012 (f)                     7,412,750
                      B-       B3        4,875,000    Tenet Healthcare Corporation, 9.875% due
                                                      7/01/2014 (f)                                               5,094,375
                      B-       B3       10,275,000    US Oncology, Inc., 10.75% due 8/15/2014 (f)                10,557,563
                      CCC+     Caa1      4,250,000    Vanguard Health Holding Company II, LLC, 9% due
                                                      10/01/2014 (f)                                              4,260,625
                      BB       Ba3       4,000,000    Ventas Realty, LP, 9% due 5/01/2012                         4,560,000
                                                                                                            ---------------
                                                                                                                 53,831,688

Housing--1.4%                                         Building Materials Corporation of America:
                      B+       B2        1,300,000        7.75% due 7/15/2005                                     1,322,750
                      B+       B2        3,000,000        8% due 12/01/2008                                       3,082,500
                      B+       B2        5,150,000        7.75% due 8/01/2014 (f)                                 5,098,500
                      NR*      NR*  EURO 6,925,000    Grohe Holding GmbH, 8.625% due 10/01/2014                   8,772,867
                      B-       B3   US$  6,575,000    Nortek, Inc., 8.50% due 9/01/2014 (f)                       6,887,313
                                                                                                            ---------------
                                                                                                                 25,163,930

Hybrid--0.3%          NR*      Ba3       5,000,000    TRAC-X EM No.1 Limited Series 1F, 6.50% due
                                                      12/20/2008 (f)                                              5,150,000

Information           B        B1        5,475,000    Amkor Technology, Inc., 7.125% due 3/15/2011                4,489,500
Technology--0.4%      B-       NR*       4,000,000    Cypress Semiconductor Corporation, 1.25% due
                                                      6/15/2008 (Convertible)                                     3,845,000
                                                                                                            ---------------
                                                                                                                  8,334,500

Leisure--1.8%         BB-      Ba3       6,500,000    Grupo Posadas, SA de CV, 8.75% due 10/04/2011 (f)           6,630,000
                      B+       Ba3       5,085,000    HMH Properties, Inc., 7.875% due 8/01/2008                  5,231,194
                      B+       B1        9,250,000    Intrawest Corporation, 7.50% due 10/15/2013                 9,585,313
                                                      MeriStar Hospitality Operating Partnership, LP:
                      CCC+     B2        5,775,000        9% due 1/15/2008                                        6,034,875
                      CCC+     B2        5,525,000        10.50% due 6/15/2009                                    6,049,875
                                                                                                            ---------------
                                                                                                                 33,531,257

Manufacturing--4.3%                                   Case New Holland Inc. (f):
                      BB-      Ba3      12,000,000        6% due 6/01/2009                                       11,880,000
                      BB-      Ba3       3,750,000        9.25% due 8/01/2011                                     4,200,000
                      B-       B3        6,150,000    Columbus McKinnon Corporation, 10% due 8/01/2010            6,765,000
                      B-       B3       11,875,000    EaglePicher Incorporated, 9.75% due 9/01/2013              12,112,500
                      B-       B3        4,200,000    FastenTech, Inc., 11.50% due 5/01/2011 (f)                  4,725,000
                      B-       B3       12,675,000    Invensys PLC, 9.875% due 3/15/2011 (f)                     12,991,875
                      B-       Caa1      7,000,000    Mueller Group, Inc., 10% due 5/01/2012 (f)                  7,560,000
                      B-       Caa1      3,550,000    Sensus Metering Systems Inc., 8.625% due 12/15/2013         3,621,000
                      B        B3       16,200,000    Superior Essex Communications LLC, 9% due
                                                      4/15/2012 (f)                                              16,200,000
                                                                                                            ---------------
                                                                                                                 80,055,375

Metal--Other--1.3%                                  ++Kaiser Aluminum & Chemical Corporation (c):
                      NR*      NR*       1,000,000        9.875% due 2/15/2002 (i)                                  965,000
                      NR*      Ca       30,000,000        12.75% due 2/01/2003                                    6,075,000
                      NR*      Ba1      17,500,000    Vale Overseas Ltd., 8.25% due 1/17/2034                    17,018,750
                                                                                                            ---------------
                                                                                                                 24,058,750


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004

Schedule of Investments (continued)

                  S&P          Moody's        Face                                                              Value
Industry**        Ratings+++   Ratings+++   Amount    Corporate Bonds                                     (in U.S. dollars)
Packaging--4.4%       CCC      B3    US$ 8,250,000    Consolidated Container Company LLC, 10.75% due
                                                      6/15/2009 (e)(f)                                      $     6,641,250
                                                      Crown Euro Holdings SA:
                      B+       B1        7,200,000        9.50% due 3/01/2011                                     8,028,000
                      B        B2        7,975,000        10.875% due 3/01/2013                                   9,270,937
                      CCC+     Caa1      5,300,000    Graham Packaging Company, 8.75% due 1/15/2008               5,465,625
                                                      Graham Packaging Company, LP (f):
                      CCC+     Caa1      1,800,000        8.50% due 10/15/2012                                    1,836,000
                      CCC+     Caa2      1,800,000        9.875% due 10/15/2014                                   1,842,750
                      CCC+     Caa2      3,850,000    Graham Packaging Holdings Company, 10.75% due 1/15/2009     4,004,000
                      BB-      B2        6,650,000    Owens-Brockway Glass Container, Inc., 8.875% due
                                                      2/15/2009                                                   7,231,875
                      B        Caa1        625,000    Owens-Illinois, Inc., 7.35% due 5/15/2008                     644,531
                                                      Pliant Corporation:
                      B-       B3        2,900,000        11.125% due 9/01/2009                                   3,016,000
                      B-       Caa2     12,740,000        13% due 6/01/2010                                      10,956,400
                      B-       B2       17,775,000    Portola Packaging, Inc., 8.25% due 2/01/2012               13,953,375
                      CCC      Caa2      1,700,000    Tekni-Plex, Inc., 12.75% due 6/15/2010                      1,419,500
                                                      U.S. Can Corporation:
                      CCC+     Caa1      2,475,000        10.875% due 7/15/2010                                   2,543,063
                      CCC+     Caa2        750,000        12.375% due 10/01/2010                                    690,000
                      B        B2        4,000,000    Wise Metals Group LLC, 10.25% due 5/15/2012 (f)             4,020,000
                                                                                                            ---------------
                                                                                                                 81,563,306

Paper--4.4%           B-       Caa      21,000,000  ++APP Finance II Mauritius Limited, 12% (d)                     210,000
                      B+       B2        4,925,000    Ainsworth Lumber Co. Ltd., 7.25% due 10/01/2012 (f)         4,974,250
                      BB+      Ba2      11,950,000    Georgia-Pacific Corporation, 9.375% due 2/01/2013          14,071,125
                      B-       B3        2,331,000    Graphic Packaging International Inc., 9.50% due
                                                      8/15/2013                                                   2,663,168
                      D        NR*       4,500,000  ++Indah Kiat International Finance Company BV, 12.50%
                                                      due 6/15/2006                                               2,790,000
                      B        B3       16,575,000    JSG Funding PLC, 9.625% due 10/01/2012                     18,729,750
                      BB-      Ba2      16,750,000    Sino-Forest Corporation, 9.125% due 8/17/2011 (f)          17,210,625
                      D        NR*      18,500,000  ++Tjiwi Kimia Finance Mauritius Limited, 10% due
                                                      8/01/2004 (c)                                               7,538,750
                      NR*      NR*      11,398,000    Western Forest Products Inc., 15% due 7/28/2009 (j)        12,765,760
                                                                                                            ---------------
                                                                                                                 80,953,428

Retail--0.3%          B        B3        5,500,000    The Jean Coutu Group, Inc., 8.50% due 8/01/2014 (f)         5,458,750

Service--3.3%         B+       B2       12,450,000    Allied Waste North America, Inc., 7.375% due
                                                      4/15/2014                                                  11,983,125
                      B        B2        6,400,000    Buhrmann US Inc., 8.25% due 7/01/2014 (f)                   6,400,000
                      BB-      Ba3      12,325,000    The Shaw Group Inc., 10.75% due 3/15/2010                  12,941,250
                      B+       B2       18,300,000    United Rentals North America, Inc., 7.75% due
                                                      11/15/2013 (f)                                             17,156,250
                      CCC      Ca        3,225,000    Waste Services, Inc., 9.50% due 4/15/2014 (f)               3,063,750
                                                      Williams Scotsman, Inc.:
                      B-       B3        6,750,000        9.875% due 6/01/2007                                    6,463,125
                      B        B2        2,425,000        10% due 8/15/2008                                       2,600,813
                                                                                                            ---------------
                                                                                                                 60,608,313

Steel--1.5%           B+       B1       18,200,000    CSN Islands IX Corporation, 10% due 1/15/2015 (f)          18,200,000
                      BB-      B1       10,000,000    CSN Islands VIII Corp., 9.75% due 12/16/2013 (f)           10,025,000
                                                                                                            ---------------
                                                                                                                 28,225,000


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004

Schedule of Investments (continued)

                  S&P          Moody's        Face                                                              Value
Industry**        Ratings+++   Ratings+++   Amount    Corporate Bonds                                     (in U.S. dollars)
Telecommunications--                                  ADC Telecommunications, Inc. (Convertible):
5.2%                  NR*      NR*   US$ 6,400,000        1% due 6/15/2008                                  $     5,392,000
                      NR*      NR*       5,500,000        2.235% due 6/15/2013 (a)                                4,785,000
                                                      Alaska Communications System Holdings, Inc.:
                      B-       B3        3,500,000        9.375% due 5/15/2009                                    3,307,500
                      B-       B2        5,625,000        9.875% due 8/15/2011                                    5,428,125
                      B-       B3       12,900,000    Cincinnati Bell Inc., 8.375% due 1/15/2014                 11,771,250
                      B-       Caa1      3,500,000    FairPoint Communications, Inc., 9.50% due 5/01/2008         3,500,000
                      NR*      Caa1     14,900,000    LCI International, Inc., 7.25% due 6/15/2007               13,521,750
                                                      Qwest Capital Funding, Inc.:
                      B        Caa2      6,950,000        6.25% due 7/15/2005                                     7,019,500
                      B        Caa2      1,075,000        7.25% due 2/15/2011                                       959,438
                                                      Qwest Communications International Inc. (f):
                      B        B3        7,500,000        7.25% due 2/15/2011                                     7,106,250
                      B        B3        2,650,000        7.50% due 2/15/2014                                     2,431,375
                      B        Caa1      6,050,000    Qwest Services Corp., 14% due 12/15/2010 (f)                7,063,375
                      NR*      Baa3     10,000,000    Tele Norte Leste Participacoes SA, 8% due
                                                      12/18/2013 (f)                                              9,700,000
                      NR*      NR*       5,200,000    Terremark Worldwide, Inc., 9% due 6/15/2009
                                                      (Convertible) (f)                                           4,823,000
                      CCC+     B3        9,190,000    Time Warner Telecom, Inc., 10.125% due 2/01/2011            8,822,400
                                                                                                            ---------------
                                                                                                                 95,630,963

Transportation--      B+       B1       11,750,000    General Maritime Corporation, 10% due 3/15/2013            13,350,938
4.0%                  B+       B2        9,125,000    Laidlaw International, Inc., 10.75% due 6/15/2011          10,413,906
                      B        B1       23,250,000    Ship Finance International Limited, 8.50% due
                                                      12/15/2013                                                 23,133,750
                      B        B2       10,000,000    TFM, SA de CV, 11.75% due 6/15/2009                        10,100,000
                      BB-      Ba2      14,500,000    Teekay Shipping Corporation, 8.875% due 7/15/2011          16,403,125
                                                                                                            ---------------
                                                                                                                 73,401,719

Utility--4.3%         B-       B2        2,975,000    The AES Corporation, 7.75% due 3/01/2014                    3,071,687
                      BB+      Ba3       6,000,000    AES Gener SA, 7.50% due 3/25/2014 (f)                       6,030,000
                      CCC+     Caa1      3,100,000    Calpine Canada Energy Finance ULC, 8.50% due
                                                      5/01/2008                                                   2,139,000
                                                      Calpine Corporation:
                      CCC+     Caa1      4,000,000        8.75% due 7/15/2007                                     3,170,000
                      B        NR*      13,150,000        9.875% due 12/01/2011 (f)                              10,322,750
                      B        NR*      10,700,000        8.75% due 7/15/2013 (f)                                 8,078,500
                      CCC+     B3        5,600,000    Calpine Generating Company LLC, 10.25% due
                                                      4/01/2011 (a)(f)                                            5,040,000
                      BBB-     Ba2      13,200,000    CenterPoint Energy, Inc., 3.75% due 5/15/2023
                                                      (Convertible)                                              14,487,000
                      CCC+     Caa1      3,650,000    El Paso CGP Company, 7.75% due 6/15/2010                    3,650,000
                      CCC+     Caa1      3,600,000    El Paso Corporation, 7% due 5/15/2011                       3,474,000
                      CCC+     Caa1      7,700,000    El Paso Energy Corporation, 6.75% due 5/15/2009             7,661,500
                      B-       B3        1,200,000    El Paso Production Holding Company, 7.75% due
                                                      6/01/2013                                                   1,203,000
                      NR*      NR*      12,245,126    Sunflower Electric Power Corporation, 8% due
                                                      12/31/2016++++                                             10,714,485
                                                                                                            ---------------
                                                                                                                 79,041,922

Wireless--2.5%        CCC      B3        3,600,000    American Tower Escrow Corporation, 12.25% due
                                                      8/01/2008 (e)                                               2,682,000
                      CCC      Caa1      6,225,000    Centennial Cellular Operating Co. LLC, 8.125%
                                                      due 2/01/2014 (f)                                           5,937,094
                      CCC      Caa1      6,325,000    Centennial Communications Corp., 10.125% due 6/15/2013      6,657,062
                      CCC      B3        2,675,000    Horizon PCS, Inc., 11.375% due 7/15/2012 (f)                2,782,000
                      B-       B3       19,650,000    Millicom International Cellular SA, 10% due
                                                      12/01/2013 (f)                                             19,748,250
                      CCC-     Caa2      6,000,000    SBA Communications Corporation, 10.25% due 2/01/2009        6,420,000
                      CCC-     Caa1      2,900,000    SBA Telecommunications, Inc., 9.75% due
                                                      12/15/2011 (e)                                              2,349,000
                                                                                                            ---------------
                                                                                                                 46,575,406

                                                      Total Investments in Corporate Bonds
                                                      (Cost--$1,737,396,627)--84.9%                           1,570,329,696


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004

Schedule of Investments (continued)

                                            Shares                                                              Value
Industry**                                    Held    Common Stocks                                       (in U.S. dollars)
Airlines--0.0%                              23,902    US Airways Group, Inc. (Class A) (k)(l)               $        17,927

Cable--International--0.6%                       2    PTV, Inc. (l)                                                   1,001
                                         1,011,866    Telewest Global, Inc. (l)                                  11,757,883
                                                                                                            ---------------
                                                                                                                 11,758,884

Consumer--Non-Durables--0.0%                 8,333    Galey & Lord, Inc. (l)                                              0

Manufacturing--0.0%                         47,706    Thermadyne Holdings Corporation (l)                           524,289

Paper--0.7%                              1,280,355    Western Forest Products Inc. (l)                            9,358,211
                                           330,542    Western Forest Products Inc.
                                                      (Restricted Shares) (f)(l)                                  2,415,956
                                                                                                            ---------------
                                                                                                                 11,774,167

Steel--0.0%                                    832    Wheeling-Pittsburgh Corporation (l)                            26,050

                                                      Total Investments in Common Stocks
                                                      (Cost--$70,052,213)--1.3%                                  24,101,317



                                                      Preferred Securities

                  S&P          Moody's        Face
                  Ratings+++   Ratings+++   Amount    Capital Trusts
Healthcare--0.9%      B+       Ba3   US$15,619,000    Fresenius Medical Care Capital Trust II, 7.875% due
                                                      2/01/2008                                                  17,063,757

                                                      Total Investments in Capital Trusts
                                                      (Cost--$15,675,092)--0.9%                                  17,063,757


                                            Shares
                                              Held    Preferred Stocks
Airlines--0.0%                              11,484    US Airways Group, Inc. (Convertible) (k)(l)                         0

Automotive--0.7%                           440,000    General Motors Corporation (Convertible)                   12,386,000

Broadcasting--0.2%                         105,389    Emmis Communications Corporation (Convertible) (l)          4,415,799

Telecommunications--0.0%                       134    PTV, Inc.                                                         945

                                                      Total Investments in Preferred Stocks
                                                      (Cost--$15,409,233)--0.9%                                  16,802,744

                                                      Total Investments in Preferred Securities
                                                      (Cost--$31,084,325)--1.8%                                  33,866,501



                                                      Warrants (b)
Airlines--0.0%                              11,484    US Airways Group, Inc. (k)                                          0

Cable--International--0.0%                 117,980    NTL Incorporated                                              620,575

Consumer--Non-Durables--0.0%                43,856    Galey & Lord, Inc., Series A                                        0
                                            46,149    Galey & Lord, Inc., Series B                                        0
                                                                                                            ---------------
                                                                                                                          0

Health Care--0.0%                          201,408    HealthSouth Corporation                                       453,168

Manufacturing--0.0%                         45,652    Thermadyne Holdings Corporation (Series B 2006)                     0

Wireless--0.0%                               3,600    American Tower Escrow Corporation                             676,800
                                            15,000    Loral Space & Communications Ltd.                                 150
                                           143,265    Loral Space & Communications Ltd.                                 716
                                                                                                            ---------------
                                                                                                                    677,666

                                                      Total Investments in Warrants
                                                      (Cost--$17,218,512)--0.0%                                   1,751,409


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004

Schedule of Investments (concluded)

                                        Beneficial                                                              Value
                                          Interest    Other Interests (h)                                 (in U.S. dollars)
                                    US$ 25,000,000  ++Murrin Murrin Holdings Pty Ltd. (Litigation Trust
                                                      Certificates)                                                       0
                                        25,044,090    US Airways Group, Inc.--Certificate of Beneficial
                                                      Interest (k)                                          $     7,263,466
                                        43,000,000  ++Wheeling-Pittsburgh Corporation (Litigation Trust
                                                      Certificates)                                                       0

                                                      Total Investments in Other Interests
                                                      (Cost--$6,861,136)--0.4%                                    7,263,466



                                                      Short-Term Securities
                                       201,157,268    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                      Series I (g)                                              201,157,268

                                                      Total Investments in Short-Term Securities
                                                      (Cost--$201,157,268)--10.9%                               201,157,268

                      Total Investments (Cost--$2,063,770,081***)--99.3%                                      1,838,469,657
                      Other Assets Less Liabilities--0.7%                                                        12,072,088
                                                                                                            ---------------
                      Net Assets--100.0%                                                                    $ 1,850,541,745
                                                                                                            ===============

   * Not Rated.

  ** For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

 *** The cost and unrealized appreciation/depreciation of investments as of September 30, 2004, as computed for federal income tax purposes, were as follows:


     Aggregate cost                                 $  2,064,378,658
                                                    ================
     Gross unrealized appreciation                  $     83,068,320
     Gross unrealized depreciation                     (308,977,321)
                                                    ----------------
     Net unrealized depreciation                    $  (225,909,001)
                                                    ================


  ++ Non-income producing security: issuer filed for bankruptcy and/or is in default of interest payments.

++++ Subject to principal paydowns.

 +++ Ratings of issues shown are unaudited.

 (a) Floating rate note.

 (b) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

 (c) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.

 (d) The security is a perpetual bond and has no definite maturity date.

 (e) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

 (f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (g) Investments in companies considered to be an affiliate of the Portfolio
     (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:


                                                   Net              Interest
     Affiliate                                   Activity             Income

     Merrill Lynch Liquidity Series,
        LLC Cash Sweep Series I                $74,959,915        $1,727,255


 (h) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

 (i) As a result of the company's reorganization, these securities will be paid off upon the disposition of the underlying collateral.

 (j) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

 (k) Company is in bankruptcy.

 (l) Non-income producing security.

     Financial futures contracts sold as of September 30, 2004 were as follows:


     Number of                     Expiration        Face         Unrealized
     Contracts      Issue             Date          Value       Depreciation

       455       10-Year U.S.       December
                Treasury Bond         2004       $50,942,951      $(301,424)


     Swaps outstanding as of September 30, 2004 were as follows:

                                                 Notional         Unrealized
                                                  Amount        Depreciation

     Sold credit default protection
     on CDX Series 3 Index and
     receive 6.25% interest.

     Broker, J.P. Morgan Chase Bank
     Expires December 2009                      $6,000,000         $(67,500)


     See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statement of Assets and Liabilities

As of September 30, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$1,862,612,813)               $ 1,637,312,389
           Investments in affiliated securities, at value (identified cost--$201,157,268)                       201,157,268
           Cash                                                                                                   2,901,859
           Cash held as collateral for financial futures contracts                                                  750,000
           Receivables:
               Interest (including $310,666 from affiliates)                              $    31,838,036
               Securities sold                                                                  7,789,127
               Capital shares sold                                                              1,357,951
               Variation margin                                                                    71,094
               Interest on swaps                                                                    9,375        41,065,583
                                                                                          ---------------
           Prepaid expenses and other assets                                                                        671,921
                                                                                                            ---------------
           Total assets                                                                                       1,883,859,020
                                                                                                            ---------------

Liabilities

           Unrealized depreciation on swaps                                                                          67,500
           Swap premiums received                                                                                   170,709
           Payables:
               Securities purchased                                                            25,350,618
               Capital shares redeemed                                                          3,156,128
               Dividends to shareholders                                                        3,177,206
               Distributor                                                                        623,654
               Other affiliates                                                                   393,751
               Investment adviser                                                                  84,090        32,785,447
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   293,619
                                                                                                            ---------------
           Total liabilities                                                                                     33,317,275
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 1,850,541,745
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                    $     9,155,092
           Class B Shares of Common Stock, $.10 par value, 1,500,000,000 shares authorized                       12,582,588
           Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                          3,710,655
           Class I Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                         10,484,380
           Paid-in capital in excess of par                                                                   3,887,881,907
           Undistributed investment income--net                                           $    18,782,484
           Accumulated realized capital losses--net                                       (1,866,386,194)
           Unrealized depreciation--net                                                     (225,669,167)
                                                                                          ---------------
           Total accumulated losses--net                                                                    (2,073,272,877)
                                                                                                            ---------------
           Net Assets                                                                                       $ 1,850,541,745
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $471,585,357 and 91,550,915 shares outstanding                   $          5.15
                                                                                                            ===============
           Class B--Based on net assets of $648,269,687 and 125,825,882 shares outstanding                  $          5.15
                                                                                                            ===============
           Class C--Based on net assets of $191,202,906 and 37,106,546 shares outstanding                   $          5.15
                                                                                                            ===============
           Class I--Based on net assets of $539,483,795 and 104,843,797 shares outstanding                  $          5.15
                                                                                                            ===============

           See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statement of Operations

For the Year Ended September 30, 2004
Investment Income

           Interest (including $1,727,255 from affiliates)                                                  $   148,690,879
           Dividends                                                                                              4,068,221
           Other                                                                                                  2,690,004
                                                                                                            ---------------
           Total income                                                                                         155,449,104
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     8,051,603
           Account maintenance and distribution fees--Class B                                   5,692,591
           Account maintenance and distribution fees--Class C                                   1,435,125
           Professional fees                                                                    1,164,534
           Account maintenance fees--Class A                                                    1,128,725
           Transfer agent fees--Class B                                                         1,057,015
           Transfer agent fees--Class I                                                           675,210
           Transfer agent fees--Class A                                                           555,018
           Accounting services                                                                    499,085
           Transfer agent fees--Class C                                                           253,824
           Printing and shareholder reports                                                       108,398
           Custodian fees                                                                          85,996
           Registration fees                                                                       68,050
           Pricing fees                                                                            27,170
           Directors' fees and expenses                                                            22,728
           Other                                                                                   75,374
                                                                                          ---------------
           Total expenses                                                                                        20,900,446
                                                                                                            ---------------
           Investment income--net                                                                               134,548,658
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized losson:
               Investments--net                                                              (35,117,706)
               Futures contracts and swaps--net                                               (1,004,894)
               Foreign currency transactions--net                                                (80,672)      (36,203,272)
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                               128,652,470
               Futures contracts and swaps--net                                                 (368,924)
               Foreign currency transactions--net                                                     181       128,283,727
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                               92,080,455
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $   226,629,113
                                                                                                            ===============

           See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statements of Changes in Net Assets
                                                                                           For the Year Ended September 30,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income--net                                                         $   134,548,658   $   147,610,159
           Realized loss--net                                                                (36,203,272)     (548,470,193)
           Change in unrealized appreciation/depreciation--net                                128,283,727       895,089,678
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                               226,629,113       494,229,644
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                       (32,091,292)      (28,024,688)
               Class B                                                                       (49,998,908)      (69,802,655)
               Class C                                                                       (11,747,376)      (12,611,186)
               Class I                                                                       (40,663,219)      (36,887,404)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders              (134,500,795)     (147,325,933)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions               (155,575,271)     (126,667,730)
                                                                                          ---------------   ---------------

Redemption Fees & Contributions from Affiliate

           Contributions from affiliate                                                           809,067                --
           Redemption fees                                                                          2,254                --
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from redemption fees and
           contributions from affiliate                                                           811,321                --
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                           (62,635,632)       220,235,981
           Beginning of year                                                                1,913,177,377     1,692,941,396
                                                                                          ---------------   ---------------
           End of year*                                                                   $ 1,850,541,745   $ 1,913,177,377
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $    18,782,484   $    21,030,203
                                                                                          ===============   ===============

               See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights
The following per share data and ratios have been derived                             Class A
from information provided in the financial statements.
                                                                          For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $     4.92   $     4.05   $     4.74   $     6.04   $     6.59
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .36++        .38++          .46          .61          .70
           Realized and unrealized gain (loss)--net                 .23          .89        (.69)       (1.30)        (.55)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .59         1.27        (.23)        (.69)          .15
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.36)        (.40)        (.46)        (.61)        (.70)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     5.15   $     4.92   $     4.05   $     4.74   $     6.04
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                 12.35%+++       32.13%      (5.60%)     (12.10%)        2.22%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                .89%         .86%         .86%         .86%         .77%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 7.09%        8.39%        9.93%       11.23%       10.83%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  471,585   $  411,467   $  274,069   $  268,633   $  265,500
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   102.54%      106.52%       46.18%       23.24%       14.44%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total return.

               See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights (continued)
The following per share data and ratios have been derived                             Class B
from information provided in the financial statements.
                                                                          For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $     4.92   $     4.05   $     4.74   $     6.04   $     6.59
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .34++        .36++          .43          .58          .66
           Realized and unrealized gain (loss)--net                 .23          .88        (.69)       (1.30)        (.55)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .57         1.24        (.26)        (.72)          .11
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.34)        (.37)        (.43)        (.58)        (.66)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     5.15   $     4.92   $     4.05   $     4.74   $     6.04
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                 11.77%+++       31.45%      (6.09%)     (12.56%)        1.70%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.40%        1.39%        1.39%        1.37%        1.29%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 6.57%        8.00%        9.52%       10.78%       10.30%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  648,270   $  852,371   $  894,051   $1,387,523   $2,115,413
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   102.54%      106.52%       46.18%       23.24%       14.44%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total return.

               See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights (continued)
The following per share data and ratios have been derived                             Class C
from information provided in the financial statements.
                                                                          For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $     4.92   $     4.05   $     4.74   $     6.04   $     6.60
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .33++        .35++          .43          .58          .66
           Realized and unrealized gain (loss)--net                 .23          .89        (.69)       (1.30)        (.56)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .56         1.24        (.26)        (.72)          .10
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.33)        (.37)        (.43)        (.58)        (.66)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     5.15   $     4.92   $     4.05   $     4.74   $     6.04
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                 11.72%+++       31.38%      (6.14%)     (12.60%)        1.49%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.46%        1.44%        1.44%        1.43%        1.34%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 6.53%        7.88%        9.37%       10.69%       10.25%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  191,203   $  177,568   $  147,198   $  177,236   $  227,274
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   102.54%      106.52%       46.18%       23.24%       14.44%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total return.

               See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights (concluded)
The following per share data and ratios have been derived                             Class I
from information provided in the financial statements.
                                                                          For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $     4.92   $     4.05   $     4.73   $     6.03   $     6.59
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .37++        .39++          .47          .62          .71
           Realized and unrealized gain (loss)--net                 .24          .89        (.68)       (1.30)        (.56)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .61         1.28        (.21)        (.68)          .15
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.38)        (.41)        (.47)        (.62)        (.71)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     5.15   $     4.92   $     4.05   $     4.73   $     6.03
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                 12.63%+++       32.42%      (5.16%)     (11.92%)        2.31%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                .64%         .61%         .62%         .61%         .52%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 7.33%        8.69%       10.21%       11.52%       11.07%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  539,484   $  471,771   $  377,623   $  438,383   $  545,425
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   102.54%      106.52%       46.18%       23.24%       14.44%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total return.

               See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Portfolio offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Portfolio from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolfio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (continued)


(h) Securities lending--The Porfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,295,582 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods for premiums and discounts on fixed income securities, foreign currency transactions, accounting methods for swap agreements, the reclassification of proceeds on sales of securities in default and the reclassification of non-taxable distributions received. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Portfolio's and the Fund's Intermediate Term Portfolio's and Master Core Bond Portfolio's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million; .45% of average daily net assets in excess of $500 million but not exceeding $750 million; and .40% of average daily net assets in excess of $750 million. For the year ended September 30, 2004, the aggregate average daily net assets of the Portfolio, including the Fund's Intermediate Term Portfolio and Master Core Bond Portfolio, was approximately $5,253,487,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:


                                         Account
                                     Maintenance       Distribution
                                             Fee                Fee

Class A                                     .25%                 --
Class B                                     .25%               .50%
Class C                                     .25%               .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (continued)


                                            FAMD             MLPF&S

Class A                                 $ 19,975          $ 178,889
Class I                                 $  2,896          $  16,891


For the year ended September 30, 2004, MLPF&S received contingent deferred sales charges of $785,414 and $68,197 relating to transactions in Class B and Class C Shares of the Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,196 and $236,650 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

FAM reimbursed the Portfolio $809,067 in connection with the write-off of an uncollectible interest receivable amount.

For the year ended September 30, 2004, the Portfolio reimbursed FAM $39,785 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2004 were $1,810,472,464 and $2,067,755,520, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $155,575,271 and $126,667,730 for the years ended September 30, 2004 and September 30, 2003, respectively.


Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                           11,724,005    $    59,781,193
Automatic conversion of shares        17,284,262         88,471,569
Shares issued to shareholders
   in reinvestment of dividends        3,262,341         16,685,491
                                 ---------------    ---------------
Total issued                          32,270,608        164,938,253
Shares redeemed                     (24,337,153)      (124,613,195)
                                 ---------------    ---------------
Net increase                           7,933,455    $    40,325,058
                                 ===============    ===============


Class A Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                           14,458,879    $    66,181,836
Automatic conversion of shares        20,777,650         94,515,774
Shares issued to shareholders
   in reinvestment of dividends        3,181,341         14,227,776
                                 ---------------    ---------------
Total issued                          38,417,870        174,925,386
Shares redeemed                     (22,459,329)      (101,944,404)
                                 ---------------    ---------------
Net increase                          15,958,541    $    72,980,982
                                 ===============    ===============


Class B Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            8,156,775    $    41,636,213
Shares issued to shareholders
   in reinvestment of dividends        4,228,097         21,608,900
                                 ---------------    ---------------
Total issued                          12,384,872         63,245,113
Automatic conversion of shares      (17,287,114)       (88,471,569)
Shares redeemed                     (42,566,080)      (217,545,473)
                                 ---------------    ---------------
Net decrease                        (47,468,322)    $ (242,771,929)
                                 ===============    ===============


Class B Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                           16,014,231    $    71,666,905
Shares issued to shareholders
   in reinvestment of dividends        6,761,076         29,934,828
                                 ---------------    ---------------
Total issued                          22,775,307        101,601,733
Automatic conversion of shares      (20,787,529)       (94,515,774)
Shares redeemed                     (49,496,955)      (218,043,907)
                                 ---------------    ---------------
Net decrease                        (47,509,177)    $ (210,957,948)
                                 ===============    ===============



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (concluded)


Class C Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            9,856,805    $    50,336,677
Shares issued to shareholders
   in reinvestment of dividends        1,194,361          6,110,806
                                 ---------------    ---------------
Total issued                          11,051,166         56,447,483
Shares redeemed                     (10,018,208)       (51,124,366)
                                 ---------------    ---------------
Net increase                           1,032,958    $     5,323,117
                                 ===============    ===============


Class C Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                            7,603,556    $    34,280,783
Shares issued to shareholders
   in reinvestment of dividends        1,441,775          6,422,998
                                 ---------------    ---------------
Total issued                           9,045,331         40,703,781
Shares redeemed                      (9,297,906)       (41,273,109)
                                 ---------------    ---------------
Net decrease                           (252,575)    $     (569,328)
                                 ===============    ===============


Class I Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                           43,617,517    $   220,352,544
Shares issued to shareholders
   in reinvestment of dividends        4,301,782         22,013,114
                                 ---------------    ---------------
Total issued                          47,919,299        242,365,658
Shares redeemed                     (39,009,553)      (200,817,175)
                                 ---------------    ---------------
Net increase                           8,909,746    $    41,548,483
                                 ===============    ===============


Class I Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                           30,978,932    $   140,338,367
Shares issued to shareholders
   in reinvestment of dividends        3,112,803         13,852,222
                                 ---------------    ---------------
Total issued                          34,091,735        154,190,589
Shares redeemed                     (31,437,710)      (142,312,025)
                                 ---------------    ---------------
Net increase                           2,654,025    $    11,878,564
                                 ===============    ===============


Effective June 30, 2004, the Portfolio charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Portfolio shares made within 30 days of purchase. The redemption fee is paid to the Portfolio and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Portfolio. For the year ended September 30, 2004, the Portfolio charged redemption fees of $2,254.


5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2004.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2004 and September 30, 2003 was as follows:


                                       9/30/2004          9/30/2003

Distributions paid from:
   Ordinary income               $   134,500,795    $   147,325,933
                                 ---------------    ---------------
Total taxable distributions      $   134,500,795    $   147,325,933
                                 ===============    ===============


As of September 30, 2004, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                 $     24,858,255
Undistributed long-term capital gains--net                       --
                                                   ----------------
Total undistributed earnings--net                        24,858,255
Capital loss carryforward                          (1,853,266,707)*
Unrealized losses--net                              (244,864,425)**
                                                   ----------------
Total accumulated losses--net                      $(2,073,272,877)
                                                   ================

 * On September 30, 2004, the Portfolio had a net capital loss carryforward of $1,853,266,707, of which $74,968,568 expires in 2007; $60,400,417 expires in 2008; $387,766,347 expires in
   2009; $187,386,138 expires in 2010; $684,131,730 expires in
   2011 and $458,613,507 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the High Income Portfolio (one of the portfolios constituting Merrill Lynch Bond Fund, Inc. (the "Fund")) as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Income Portfolio of Merrill Lynch Bond Fund, Inc. as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
November 18, 2004


Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by High Income Portfolio of Merrill Lynch Bond Fund, Inc. during the fiscal year ended
September 30, 2004:


                                                    October 2003 to                       January 2004 to
                                                      November 2003      December 2003     September 2004
Qualified Dividend Income for Individuals                     3.76%              3.30%              1.51%
Dividends Qualifying for the Dividends Received
   Deduction for Corporations                                 4.76%              1.52%              1.52%

Please retain this information for your records.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,             Director               Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region) of
Age: 64                                       MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc., ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Ronald W. Forbes       Director     1981 to   Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 64                                       Urban Institute,  Washington, D.C. from
                                              1995 to 1999.


Cynthia A. Montgomery  Director     2004 to   Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid,
Princeton,                                    Graduate School of Management, Northwestern                  Inc.
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 51                                       Professor, Graduate School of Business
                                              Administration, University of Michigan
                                              from 1979 to 1985.


Jean Margo Reid        Director     1990 to   Self-employed consultant since 2001;          48 Funds       None
P.O. Box 9095                       present   Counsel of Alliance Capital Management        48 Portfolios
Princeton,                                    (investment adviser) in 2000; General
NJ 08543-9095                                 Counsel, Director and Secretary of
Age: 59                                       Sanford C. Bernstein & Co., Inc. (investment
                                              adviser/broker-dealer) from 1997 to 2000;
                                              Secretary, Sanford C. Bernstein Fund, Inc.
                                              from 1994 to 2000; Director and Secretary
                                              of SCB, Inc. since 1998; Director and
                                              Secretary of SCB Partners, Inc. since 2000;
                                              Director of Covenant House from 2001 to 2004.


Kevin A. Ryan          Director     1992 to   Founder and currently Director Emeritus of    48 Funds       None
P.O. Box 9095                       present   Boston University Center for the Advancement  48 Portfolios
Princeton,                                    of Ethics and Character and Director thereof
NJ 08543-9095                                 from 1989 to 1999; Professor from 1982 to
Age: 71                                       1999 and currently Professor Emeritus of
                                              Education of Boston University; formerly
                                              taught on the faculties of The University
                                              of Chicago, Stanford University and Ohio
                                              State University.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Officers and Directors (unaudited)(concluded)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)

Roscoe S. Suddarth     Director     2000 to   President, Middle East Institute from         48 Funds       None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer,        48 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995; Career Minister from 1989 to 1995;
Age: 69                                       Deputy Inspector General, U.S. Department
                                              of State from 1991 to 1994; U.S. Ambassador
                                              to The Hashemite Kingdom of Jordan from
                                              1987 to 1990.


Richard R. West        Director     1980 to   Professor of Finance since 1984, Dean from    48 Funds       Bowne & Co.,
P.O. Box 9095                       present   1984 to 1993 and currently Dean Emeritus      48 Portfolios  Inc.; Vornado
Princeton,                                    of New York University Leonard N. Stern                      Realty Trust;
NJ 08543-9095                                 School of Business Administration, New York                  Vornado
Age: 64                                       University from 1994 to present; Professor                   Operating
                                              of Finance thereof from 1982 to 1994.                        Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director     2000 to   Self-employed financial consultant since      48 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and          and       since 1999 and Director since 2004; Vice President of FAMD since 1999;
NJ 08543-9011          Treasurer    1999 to   Director of MLIM Taxation since 1990.
Age: 44                             present


B. Daniel Evans        Vice         2002 to   Managing Director of MLIM since 2004, Director (Global Fixed Income)
P.O. Box 9011          President    present   thereof from 2000 to 2004 and Vice President from 1995 to 2000.
Princeton,
NJ 08543-9011
Age: 60


Jeffrey Hiller         Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance   present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino    Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and
(3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees - Fiscal Year Ending September 30, 2004 - $36,000
                 Fiscal Year Ending September 30, 2003 - $35,138

(b) Audit-Related Fees -
                 Fiscal Year Ending September 30, 2004 - $0
                 Fiscal Year Ending September 30, 2003 - $0

(c) Tax Fees -   Fiscal Year Ending September 30, 2004 - $5,800
                 Fiscal Year Ending September 30, 2003 - $5,400

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -
                 Fiscal Year Ending September 30, 2004 - $0
                 Fiscal Year Ending September 30, 2003 - $0


(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending September 30, 2004 - $14,091,966
    Fiscal Year Ending September 30, 2003 - $18,527,998

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures.

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


High Income Portfolio of Merrill Lynch Bond Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 19, 2004